                                                                   EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re BUDGET GROUP INC. ET.AL.                CASE NO. 02-12152 (MFW)
                                              REPORTING PERIOD: AUGUST 31, 2002

                        AMENDED MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                         DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                                     FORM NO.          ATTACHED         ATTACHED
Schedule of Cash Receipts and Disbursements                                         MOR-1                   X
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)                            X
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                             MOR-2                   X
Balance Sheet                                                                       MOR-3                   X
Status of Postpetition Taxes                                                        MOR-4                                    X
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                                MOR-4                   X
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                        MOR-5                   X
Debtor Questionnaire                                                                MOR-5                   X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.




---------------------------------------                   ---------------------
Signature of Debtor                                         Date



---------------------------------------                   ---------------------
Signature of Joint Debtor                                   Date



/s/ Thomas L. Kram                                         11-6-02
---------------------------------------                   ---------------------
Signature of Authorized Individual*                         Date



Thomas L. Kram                                            Vice President, Controller
--------------                                            --------------------------
Printed Name of Authorized Individual                       Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


                                                                        FORM MOR
                                                                          (9/99)

                           BUDGET GROUP, INC., ET. AL
                            CASE NO. 02-12152 (MFW)
                              JOINTLY ADMINISTERED
                              SUMMARY OF ENTITIES

                                                                                     OPERATING STATUS AS
                       ENTITY                                    CASE NUMBER             OF 8/31/02              TAXPAYER ID #
                       ------                                    -----------         -------------------         -------------
   Budget Group Inc.                                               02-12152                Active                 59-3227576
   Auto Rental Systems, Inc.                                       02-12153               Inactive                62-1221702
   BGI Airport Parking, Inc.                                       02-12154               Inactive                57-1108579
   BGI Shared Services, Inc.                                       02-12155                Active                 59-3646724
   BGI Shared Services, LLC                                        02-12156               Inactive                59-3242426
   BRAC Credit Corporation                                         02-12157               Inactive                36-3500476
   Budget Car Sales Inc.                                           02-12158                Active                 35-1970578
   Budget Fleet Finance Corp.                                      02-12159               Inactive                36-3958941
   BRAC Asia Pacific, Inc.                                         02-12160                Active                 94-3130969
   BRAC Caribe Corporation                                         02-12161                Active                 52-2078739
   Budget Rent a Car Corporation                                   02-12162                Active                 36-3437903
   BRAC International, Inc.                                        02-12163                Active                 36-2558782
   BRAC of Japan, Inc.                                             02-12164                Active                 36-4030993
*  BRAC of St. Louis, Inc.                                         02-12165               Inactive                43-0839833
*  BRAC of the Midwest, Inc.                                       02-12166               Inactive                43-0839674
   Budget Rent-A-Car Systems, Inc                                  02-12167                Active                 36-2603118
   Budget Sales Corporation                                        02-12168               Inactive                36-3898447
   Budget Storage Corporation                                      02-12169               Inactive                36-4322229
*  BVM, Inc.                                                       02-12170               Inactive                34-1245471
   Carson Chrysler Plymouth Dodge Jeep Eagle, Inc                  02-12171               Inactive                35-1557037
   Control Risk Corporation                                        02-12172               Inactive                36-3028576
   Dayton Auto Lease Co., Inc.                                     02-12173                Active                 31-0891391
   Directors Row Management Company, LLC                           02-12174               Inactive                35-2039604
-  Mastering the Move Realty, Inc                                  02-12176               Inactive                65-0837938
*  Mosiant Car Sales, Inc.                                         02-12177               Inactive                65-0003311
   NYRAC, Inc.                                                     02-12178                Active                 11-2740553
   Paul West Ford, Inc.                                            02-12179               Inactive                59-2747669
   Phillip Jacobs Ins. Agency, Inc.                                02-12180                Active                 95-2931784
*  Premier Car Rental LLC                                          02-12181               Inactive                36-4165277
   Reservation Services, Inc.                                      02-12182                Active                 74-2370519
   Ryder Move Management, Inc.                                     02-12183                Active                 93-0158500
   Ryder Relocation Services                                       02-12184               Inactive                65-0334377
*  Ryder TRS, Inc.                                                 02-12185               Inactive                38-3313542
   TCS Properties, LLC                                             02-12186                Active                 36-4321671
   Team Car Sales of Charlotte, Inc.                               02-12187               Inactive                56-1930920
   Team Car Sales of Dayton, Inc.                                  02-12188               Inactive                31-1427047
   Team Car Sales of Philadelphia, Inc.                            02-12189               Inactive                23-2796403
   Team Car Sales of Richmond, Inc                                 02-12190               Inactive                54-1745518
   Team Car Sales of San Diego, Inc.                               02-12191               Inactive                33-0632123
   Team Car Sales of Southern California, Inc.                     02-12192               Inactive                33-0678867
   Team Fleet Service Corporation                                  02-12193               Inactive                59-3271287
   Team Holdings Corporation                                       02-12194               Inactive                36-3353160
   Team Realty Services, Inc.                                      02-12195               Inactive                59-3274378
-  The Move Shop, Inc.                                             02-12196               Inactive                65-0594959
   Transportation and Storage Associates                           02-12197               Inactive                95-3658759
   Valcar Rental Car Sales, Inc.                                   02-12198               Inactive                35-1813833
   Vehicle Rental Access Company, LLC                              02-12199               Inactive                   n/a
   Warren Wooten Ford, Inc.                                        02-12200               Inactive                59-0452670

* Entity has certain assets that remain legally titled in this name, however the assets and all related transactions are accounted for in the books and records of Budget Rent-A-Car Systems, Inc.

- Entity has certain assets that remain legally titled in this name, however the assets and all related transactions are accounted for in the books and records of Ryder Move Management, Inc.

                           BUDGET GROUP, INC., ET. AL
                            CASE NO. 02-12152 (MFW)
                              JOINTLY ADMINISTERED
      CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS AUGUST 2002
                                    MOR - 1

                                                                                 AUGUST 2002
                                                                                -------------
CASH RECEIPTS
     Net Vehicle Rental (Inc. Sales Tax, Refueling Charge)                      $ 220,853,367
     Royalty                                                                        2,170,334
     Subrogation                                                                    3,016,559
     Other                                                                         20,334,396
                                                                                -------------
     TOTAL RECEIPTS                                                             $ 246,374,656

CASH DISBURSEMENTS
     Advertising and Marketing                                                    $ 5,454,445
     Airport Concession Fees                                                       15,974,176
     Data Processing                                                                  633,736
     Fleet Lease                                                                   62,820,319
     Fuel Payments for Rental Fleet                                                 3,720,890
     Insurance                                                                      4,394,723
     Licensees, Franchisees and Dealers                                            13,638,560
     Occupancy Expenses                                                             9,087,855
     Office Expenses                                                                  509,219
     Other Miscellaneous Expenses                                                   4,657,114
     Personnel - Benefit Payments                                                   6,018,054
     Personnel - Payroll Cash Payments                                             20,529,530
     Personnel - Payroll Taxes Paid                                                 7,641,871
     Postage and Delivery                                                             133,942
     Professional Fees - Bankruptcy                                                         0
     Professional Fees - Ordinary Course                                            1,921,723
     Sales Taxes and Other Taxes                                                    7,731,916
     Travel Expenses                                                                  470,920
     U.S. Trustee Fees                                                                      0
     Vehicle Liability Claims                                                       5,596,903
     Vehicle Maintenance                                                            7,853,058
     Vehicle Purchases                                                              1,213,664
                                                                                -------------
     TOTAL DISBURSEMENTS                                                        $ 180,002,618

                                        NET CASH ACTIVITY - AUGUST              $  66,372,038
                                                                                =============

                           BUDGET GROUP, INC. ET. AL
                            CASE NO. 02-12152 (MFW)
                              JOINTLY ADMINISTERED
                CASH DISBURSEMENTS BY LEGAL ENTITY - AUGUST 2002
                                    MOR - 1

         CASE NUMBER                                  ENTITY                                  AUGUST DISBURSEMENTS
         -----------                                  ------                                  --------------------
          02-12152           Budget Group Inc.                                                        $ 74,999,333
          02-12153           Auto Rental Systems, Inc.                                                           0
          02-12154           BGI Airport Parking, Inc.                                                           0
          02-12155           BGI Shared Services, Inc.                                                   4,375,013
          02-12156           BGI Shared Services, LLC                                                            0
          02-12157           BRAC Credit Corporation                                                             0
          02-12158           Budget Car Sales Inc.                                                         364,605
          02-12159           Budget Fleet Finance Corp.                                                          0
          02-12160           BRAC Asia Pacific, Inc.                                                         6,734
          02-12161           BRAC Caribe Corporation                                                       203,478
          02-12162           Budget Rent a Car Corporation                                               6,607,672
          02-12163           BRAC International, Inc.                                                    1,269,198
          02-12164           BRAC of Japan, Inc.                                                            27,757
          02-12165           BRAC of St. Louis, Inc.                                                             0
          02-12166           BRAC of the Midwest, Inc.                                                           0
          02-12167           Budget Rent-A-Car Systems, Inc                                             85,678,756
          02-12168           Budget Sales Corporation                                                            0
          02-12169           Budget Storage Corporation                                                          0
          02-12170           BVM, Inc.                                                                           0
          02-12171           Carson Chrysler Plymouth Dodge Jeep Eagle, Inc                                      0
          02-12172           Control Risk Corporation                                                            0
          02-12173           Dayton Auto Lease Co., Inc.                                                    73,713
          02-12174           Directors Row Management Company, LLC                                               0
          02-12176           Mastering the Move Realty, Inc                                                      0
          02-12177           Mosiant Car Sales, Inc.                                                             0
          02-12178           NYRAC, Inc.                                                                 2,627,708
          02-12179           Paul West Ford, Inc.                                                                0
          02-12180           Phillip Jacobs Ins. Agency, Inc.                                              989,256
          02-12181           Premier Car Rental LLC                                                              0
          02-12182           Reservation Services, Inc.                                                  2,031,090
          02-12183           Ryder Move Management, Inc.                                                   730,562
          02-12184           Ryder Relocation Services                                                           0
          02-12185           Ryder TRS, Inc.                                                                     0
          02-12186           TCS Properties, LLC                                                            17,743
          02-12187           Team Car Sales of Charlotte, Inc.                                                   0
          02-12188           Team Car Sales of Dayton, Inc.                                                      0
          02-12189           Team Car Sales of Philadelphia, Inc.                                                0
          02-12190           Team Car Sales of Richmond, Inc                                                     0
          02-12191           Team Car Sales of San Diego, Inc.                                                   0
          02-12192           Team Car Sales of Southern California, Inc.                                         0
          02-12193           Team Fleet Service Corporation                                                      0
          02-12194           Team Holdings Corporation                                                           0
          02-12195           Team Realty Services, Inc.                                                          0
          02-12196           The Move Shop, Inc.                                                                 0
          02-12197           Transportation and Storage Associates                                               0
          02-12198           Valcar Rental Car Sales, Inc.                                                       0
          02-12199           Vehicle Rental Access Company, LLC                                                  0
          02-12200           Warren Wooten Ford, Inc.                                                            0
                                                                                                     -------------
                                                                                                     $ 180,002,618
                                                                                                     =============

                           BUDGET GROUP, INC., ET. AL
                            CASE NO. 02-12152 (MFW)
                              JOINTLY ADMINISTERED
                         AUGUST BANK ACCOUNTS BALANCES
                                     MOR-1

     BANK NAME                    BANK ACCOUNT #                           DESCRIPTION                              BALANCE 8/31
     ---------                   ----------------                          -----------                              ------------
Allfirst                         17098083                Budget Field Depository-Mid-Atlantic (2)                         14,786
Amsouth Bank                     3044188803              Budget Field Depository-North FL (3)                              5,845
Banc First                       5204011307              Budget Field Depository-Dallas (4)                                2,433
Banco Popular                    500401027710            Budget Field Depository                                           9,120
Bank of America                  3751603368              Car Sales - Seattle                                               1,534
Bank of America                  3751604024              Car Sales - Seattle                                              50,809
Bank of America                  3750945959              Budget Field Depository-Dallas (4)                                8,449
Bank of America                  3751432500              Budget Field Depository-Houston                                  26,500
Bank of America                  3751044833              Budget Field Depository-New Orleans (4)                           3,994
Bank of America                  3750675986              Budget Field Depository-North Carolina (2)                       18,550
Bank of America                  3750004528              Budget Field Depository-Charlotte (2)                            11,899
Bank of America                  3750012374              Budget Field Depository-South Carolina                            1,704
Bank of America                  3751208530              Budget Field Depository-Mid-Atlantic (2)                         21,974
Bank of America                  3750539831              Budget Field Depository-Richmond                                 13,234
Bank of America                  3750155545              Budget Field Depository-South FL                                130,791
Bank of America                  3750155532              Budget Field Depository-Central FL                               56,666
Bank of America                  3750155260              Budget Field Depository-West FL                                 (32,418)
Bank of America                  3750155273              Budget Field Depository-North FL (3)                             41,687
Bank of America                  3751527732              Ryder Field Depository-Ryder - Bayzone                               --
Bank of America                  3750154960              Budget Field Depository-Seattle                                 215,910
Bank of America                  1417501383              Budget Field Depository-OPCO                                    170,642
Bank of America                  3751456793              Budget Field Depository-Phoenix (2)                              45,842
Bank of America                  3751618382              One-way Depository-Oneway Lockbox                                 2,305
Bank of America                  3751026916              Budget Field Depository-St. Louis                                11,997
Bank of Hawaii                   0060010382              Budget Field Depository-Hawaii (2)                               26,782
Bank of Hawaii                   1080970                 Hawaii Car Sales Depository                                          --
Bank of Hawaii                   02028514                Hawaii Admin Depository Acct.-Hawaii (2)                      1,035,501
Bank of Montreal                 0000295                 Canadian Depository                                             519,752
Bank of New York                 0144336809              Budget Field Depository-New York (2)                             23,261
Bank One                         623887049               Disbursement                                                     (2,464)
Bank One                         620664342               Car Sales Payroll - Inactive                                    (12,729)
Bank One                         1115001949093           Budget Field Depository-Chicago (4)                                 972
Bank One                         1060151                 Ryder Field Depository-Ryder - Chicago                             (914)
Bank One                         002335614               Budget Field Depository-Detroit                                  56,239
Bank One                         192891315               Budget Field Depository-Indi                                    216,507
Bank One                         630880565               Ryder Field Depository-Ryder - Cleveland                         14,827
Citibank                         40711413                Ryder Concentration and Lockbox Depository                      580,841
Fifth Third Bank                 781383119               Budget Field Depository                                           2,627
Fifth Third Bank                 99938110                Budget Field Depository-Cincinnati                               34,388
First Citizens Bank              0861242714              Budget Field Depository-North Carolina (2)                      (26,730)
First Citizens Bank              861376245               Budget Field Depository-Charlotte (2)                            13,438
First Tennessee Bank             357707/100066447        Car Sales                                                       131,150
First Tennessee Bank             9760519                 Budget Field Depository-Tennessee (4)                             1,799
First Union                      2000033698733           Budget Field Depository-Philadelphia                            474,328
Firststar Bank                   112620079               Budget Field Depository-Chicago (4)                               8,240
Fleet Bank                       0066585218              Budget Field Depository-New England                              74,638
Fleet Bank                       9402038299              Budget Field Depository-Hartford                                 22,494
Fleet Bank                       0025510097              Budget Field Depository-New York (2)                             15,977
Fleet Bank                       0715515572              Budget Field Depository-Rochester                                11,677
Fleet Bank                       9428430619              Ryder Field Depository-Ryder - Rochester                         32,320
Harris Bank                      1978626                 Lockbox Depository-Lockbox Adm. - OLD                         1,485,337
Harris Bank                      4236105                 Fleet Lockbox Depository-Lockbox Adm. - Fleet                 1,428,618
Harris Bank                      1977867                 Depository Clearing Account                                   1,156,245
Harris Bank                      1977883                 Concentration Account                                         1,631,559
Harris Bank                      1978741                 Texas SLI Claims Disbursement                                    10,136
Harris Bank                      1975911                 Quickbook-Ryder Customer Satisfaction                          (109,173)
Harris Bank                      1975903                 Southeast Toyota Disbursement                                        --
Harris Bank                      1978659                 DMV Registration Disbursement                                    91,807
Harris Bank                      1978592                 Employee Payroll Tax                                            126,558
Harris Bank                      1954668                 Direct Bill Lockbox Depository-BCC-Dallas L/B                   270,404
Harris Bank                      1977958                 Premier Lockbox Depository-Premier Lockbox                       25,425
Harris Bank                      1978279                 Subro Lockbox Depository-Lockbox Adm. Subro                     190,413
HSBC                             141335778001            Singapore Depository                                             20,252

                           BUDGET GROUP, INC., ET. AL
                            CASE NO. 02-12152 (MFW)
                              JOINTLY ADMINISTERED
                         AUGUST BANK ACCOUNTS BALANCES
                                     MOR-1

     BANK NAME                            BANK ACCOUNT #                   DESCRIPTION                                BALANCE 8/31
     ---------                            --------------                   -----------                                ------------
Key Bank                                   350141000413         Budget Field Depository-Cleveland                           27,365
National City Bank                         502027497            Premier Payroll (acct. closed)                             (10,999)
National City Bank                         644839370            Budget Field Depository-Chicago (4)                        (36,036)
National City Bank                         250000627            Budget Field Depository-Indi                                10,029
National City Bank                         767805197            Budget Field Depository-Dayton                              19,977
National City Bank                         3790012113           Budget Field Depository-Pittsburgh                          15,276
National City Bank                         658786257            Budget Field Depository                                      1,768
National City Bank                         0416759              Dayton Auto Lease Company Operating Account                465,443
PNC                                        1004385678           Ryder Master Funding Account-Ryder                         (11,921)
Regions Bank                               8064025245           Budget Field Depository-New Orleans (4)                      1,953
Ryder Systems Federal Credit Union         31-25                Ryder Depository                                           259,280
Ryder Systems Federal Credit Union         68053                Ryder Depository                                            17,749
Souther Comm. Bank/Peninsula Bank          100114               Corporate Disbursement - Daytona                             6,841
Southtrust Bank                            60784839             Budget Field Depository-Tennessee (4)                        2,738
Southtrust Bank                            60907511             Budget Field Depository-North FL (3)                        12,294
Suntrust Bank                              0007720009           Budget Field Depository-Tennessee (4)                      114,537
Tokyo Mitsubishi Bank                      1325952              Japan Depository Account                                     6,515
Toronto Dominion Bank                      0587-0391049                                                                     32,562
Trustmark Bank                             1000626957           Budget Field Depository-New Orleans (4)                      3,198
US Bank                                    160230880215         Budget Field Depository-Minneapolis (2)                      2,253
US Bank                                    153600018383         Budget Field Depository-Portland                            22,658
US Bank                                    194313632201         Ryder Field Depository-Ryder - Denver                       10,062
Wells Fargo Bank                           4439818303           Bayzone Disbursement-San Francisco                          17,623
Wells Fargo Bank                           4159707421           Budget Field Depository-Dallas (4)                          39,016
Wells Fargo Bank                           1010828725           Budget Field Depository-Denver                              25,198
Wells Fargo Bank                           4159271568           Budget Field Depository-Bayzone                          1,352,126
Wells Fargo Bank                           1000051136           Budget Field Depository-Albuquerque                         17,347
Wells Fargo Bank                           4159552637           Budget Field Depository-Reno                                 6,390
Whitney Bank                               02020011             Budget Field Depository-New Orleans (4)                     15,912
                                                                                                                       -----------

                                                                               SUBTOTAL OF ALL CASH ACCOUNTS            12,863,911

                                                                Cash on Hand                                               592,743
                                                                Harris Bank Euro Bank Overnight Investment              84,697,720
                                                                Budget Rent a Car International - Various Accounts       2,964,996
                                                                Reconciling Items                                          136,123

                                                                                                                       -----------
                                                                                                 GRAND TOTAL           101,255,493
                                                                                                                       ===========

BUDGET GROUP, INC., ET. AL                                    CONSOLIDATING STATEMENTS OF INCOME - AUGUST 2002
CASE NO. 02-12152 (MFW)
MOR-2

                                                                                                    Budget            Budget
                                                                     BGI                          Rent-a-Car        Rent-a-Car
                                                   Budget          Shared         Budget Car         Asia-            Caribe
                                                 Group, Inc.    Services, Inc.    Sales, Inc.    Pacific, Inc.     Corporation
                                                ------------    --------------    -----------    -------------     ------------
REVENUES
Net Vehicle Revenue                                       0           45,224              0                0           853,423
Royalty & Franchise Fees                                  0                0              0           50,176                 0
Retail                                                    0                0              0                0                 0
Franchise Fees                                            0                0              0                0                 0
Reservations                                              0                0              0                0                 0
Promotional Income                                        0          261,751              0                0                 0
Advertising Fund                                          0                0              0                0                 0
Credit Card                                               0                0              0                0                 0
Other                                           (12,563,733)         162,907              0            3,192                 0
                                                -------------------------------------------------------------------------------
                                                (12,563,733)         469,882              0           53,368           853,423


EXPENSES
Direct Vehicle and Operating                              0                0              0                0            59,003
Depreciation - Vehicles                                   0                0              0                0           241,463
Depreciation - Non Vehicles                          76,369          410,685              0               95             2,141
Cost of Car Sales                                         0                0              0                0                 0
Advertising and Promotion                           144,631           30,314              0            1,462            85,083
Occupancy                                             6,575          124,895              1            2,135            18,250
Personnel                                         1,224,174        1,763,759              0            7,862           139,696
Insurance                                                 0                0              0                0                 0
Reservation Processing                                    0                0              0                0                 0
General and Administrative                        5,124,009          852,473              0          (53,585)           40,163
Unusual Items                                             0                0              0                0                 0
Intangible Amortization                                   0                0              0                0                 0
                                                ---------------------------------------------------------------------------------
                                                  6,575,758        3,182,126              1          (42,031)          585,799

Earnings Before Interest and Taxes              (19,139,491)      (2,712,244)            (1)          95,399           267,624

Interest:
Interest - Vehicles                             (12,890,683)               0              0                0            65,792
Interest - Non Vehicles                          (2,547,631)               0              0                0                 0
Interest Income on Restricted Cash                        0                0              0                0                 0
                                                ---------------------------------------------------------------------------------
                                                (15,438,314)               0              0                0            65,792

Pre-Tax                                          (3,701,177)      (2,712,244)            (1)          95,399           201,832

Provision For Income Taxes                                0                0              0                0                 0
                                                ---------------------------------------------------------------------------------

 Net Income (Loss) Before Minority
   Interest & Change in
   Accounting Principal                          (3,701,177)      (2,712,244)            (1)          95,399           201,832

 Minority Interest (Net Of Tax)                           0                0              0                0                 0
                                                ---------------------------------------------------------------------------------

 Net Income (Loss) Before
   Change in Accounting Principal                (3,701,177)      (2,712,244)            (1)          95,399           201,832

 Cumulative Effect of Change in
   Accounting Principal                                   0                0              0                0                 0
                                                ---------------------------------------------------------------------------------

 Net Income (Loss)                               (3,701,177)      (2,712,244)            (1)          95,399           201,832
                                                =================================================================================

 Car Fees                                                 0                0              0                0            64,355
                                                ---------------------------------------------------------------------------------

 Net Income Before
   Extraordinary Item                            (3,701,177)      (2,712,244)            (1)          95,399           137,477
                                                =================================================================================


                                                 Budget           Budget               Budget          Budget             Dayton
                                               Rent-a-Car        Rent-a-Car          Rent-a-Car      Rent-a-Car        Auto Lease
                                               Corporation   International, Inc.    of Japan Inc.   Systems, Inc.     Company, Inc
                                             --------------------------------------------------------------------------------------
REVENUES
Net Vehicle Revenue                                    0              123,722                  0      170,821,488          296,186
Royalty & Franchise Fees                       2,082,640            1,576,939             38,429                0                0
Retail                                                 0                    0                  0        4,998,775                0
Franchise Fees                                         0                    0                  0                0                0
Reservations                                           0                    0                  0                0                0
Promotional Income                             2,793,335               15,197                  0           10,950                0
Advertising Fund                                       0                    0                  0                0                0
Credit Card                                            0                    0                  0                0                0
Other                                            153,634              251,313               (321)               0                0
                                             --------------------------------------------------------------------------------------
                                               5,029,609            1,967,171             38,108      175,831,213          296,186

EXPENSES
Direct Vehicle and Operating                     448,700              125,311                  0       24,838,587           24,367
Depreciation - Vehicles                              589             (169,362)                 0       44,411,947          197,479
Depreciation - Non Vehicles                      523,516                  100                  0        1,369,371              753
Cost of Car Sales                                      0                    0                  0        4,139,279                0
Advertising and Promotion                        861,698               65,247              2,016       24,067,989               42
Occupancy                                        531,405              119,222              2,686        6,914,747            1,200
Personnel                                      2,864,152              847,334             16,932       19,798,280           19,598
Insurance                                              0                    0                  0                0                0
Reservation Processing                                 0                    0                  0                0                0
General and Administrative                     4,795,295              642,597             12,805        2,938,329            6,499
Unusual Items                                          0                    0                  0                0                0
Intangible Amortization                          397,579                    0                  0                0                0
                                             --------------------------------------------------------------------------------------
                                              10,422,934            1,630,449             34,439      128,478,529          249,938

Earnings Before Interest and Taxes            (5,393,325)             336,722              3,669       47,352,684           46,248

Interest:
Interest - Vehicles                             (207,543)                   0                  0       16,988,881           33,859
Interest - Non Vehicles                        2,774,288                9,929                  0            4,386                0
Interest Income on Restricted Cash                     0                    0                  0                0                0
                                             --------------------------------------------------------------------------------------
                                               2,566,745                9,929                  0       16,993,267           33,859

Pre-Tax                                       (7,960,070)             326,793              3,669       30,359,417           12,389

Provision For Income Taxes                             0                  (32)                 0                0                0
                                             --------------------------------------------------------------------------------------

 Net Income (Loss) Before Minority
   Interest & Change in
   Accounting Principal                       (7,960,070)             326,825              3,669       30,359,417           12,389

 Minority Interest (Net Of Tax)                        0                    0                  0                0                0
                                             --------------------------------------------------------------------------------------

 Net Income (Loss) Before
   Change in Accounting Principal             (7,960,070)             326,825              3,669       30,359,417           12,389

 Cumulative Effect of Change in
   Accounting Principal                                0                    0                  0                0                0
                                             --------------------------------------------------------------------------------------

 Net Income (Loss)                            (7,960,070)             326,825              3,669       30,359,417           12,389
                                             ======================================================================================

 Car Fees                                              0                    0                  0         (801,809)               0
                                             --------------------------------------------------------------------------------------

 Net Income Before
   Extraordinary Item                         (7,960,070)             326,825              3,669       31,161,226           12,389
                                             ======================================================================================

BUDGET GROUP, INC., ET. AL                                    CONSOLIDATING STATEMENTS OF INCOME - AUGUST 2002
CASE NO. 02-12152 (MFW)
MOR-2

                                                              Philip Jacobs                                                 TCS
                                                                Insurance      Reservation          Ryder Move          Properties,
                                               NYRAC, Inc.     Agency, Inc.   Services, Inc.      Management, Inc.          LLC
                                             --------------------------------------------------------------------------------------
REVENUES
Net Vehicle Revenue                             5,164,926          29,839                0                    0                 0
Royalty & Franchise Fees                                0               0                0                    0                 0
Retail                                                  0               0                0                    0                 0
Franchise Fees                                          0               0                0                    0                 0
Reservations                                            0               0        4,805,131                    0                 0
Promotional Income                                    923               0                0                    0                 0
Advertising Fund                                        0               0                0                    0                 0
Credit Card                                             0               0                0                    0                 0
Other                                                   0               0           22,481              206,503            55,865
                                             --------------------------------------------------------------------------------------
                                                5,165,849          29,839        4,827,612              206,503            55,865

EXPENSES
Direct Vehicle and Operating                    1,586,532               0                0                    0                 0
Depreciation - Vehicles                         1,819,060               0                0                    0                 0
Depreciation - Non Vehicles                        54,328               0          778,054               29,449            23,592
Cost of Car Sales                                       0               0                0                    0                 0
Advertising and Promotion                         506,427               0          129,611                9,901                 0
Occupancy                                         742,200               0          245,746               15,588            13,006
Personnel                                         801,748               0        1,714,072              178,943                 0
Insurance                                               0               0                0                    0                 0
Reservation Processing                                  0               0                0                    0                 0
General and Administrative                        212,241               0        1,586,208               64,123             3,784
Unusual Items                                           0               0                0                    0                 0
Intangible Amortization                                 0               0                0                    0                 0
                                             --------------------------------------------------------------------------------------
                                                5,722,536               0        4,453,691              298,004            40,382

Earnings Before Interest and Taxes               (556,687)         29,839          373,921              (91,501)           15,483

Interest:
Interest - Vehicles                               706,302               0                0                    0                 0
Interest - Non Vehicles                                 0               0           18,560                    0                 0
Interest Income on Restricted Cash                      0               0                0                    0                 0
                                             --------------------------------------------------------------------------------------
                                                  706,302               0           18,560                    0                 0

Pre-Tax                                        (1,262,989)         29,839          355,361              (91,501)           15,483

Provision For Income Taxes                              0               0                0                    0                 0
                                             --------------------------------------------------------------------------------------

 Net Income (Loss) Before Minority
   Interest & Change in
   Accounting Principal                        (1,262,989)         29,839          355,361              (91,501)           15,483

 Minority Interest (Net Of Tax)                         0               0                0                    0                 0
                                             --------------------------------------------------------------------------------------

 Net Income (Loss) Before
   Change in Accounting Principal              (1,262,989)         29,839          355,361              (91,501)           15,483

 Cumulative Effect of Change in
   Accounting Principal                                 0               0                0                    0                 0
                                             --------------------------------------------------------------------------------------

 Net Income (Loss)                             (1,262,989)         29,839          355,361              (91,501)           15,483
                                             ======================================================================================

 Car Fees                                         697,604               0                0                    0                 0
                                             --------------------------------------------------------------------------------------

 Net Income Before
   Extraordinary Item                          (1,960,593)         29,839          355,361              (91,501)           15,483
                                             ======================================================================================

                                                    Filing                Non-Filing          Reclasses &         August 31, 2002
                                                  Entities                Entities           Eliminations          Consolidation
                                              -----------------------------------------------------------------------------------
REVENUES
Net Vehicle Revenue                              177,334,808               8,936,977           (1,130,262)           185,141,523
Royalty & Franchise Fees                           3,748,184                 555,459                    0              4,303,643
Retail                                             4,998,775                       0           (4,998,775)                     0
Franchise Fees                                             0                       0                    0                      0
Reservations                                       4,805,131                       0           (4,805,131)                     0
Promotional Income                                 3,082,156                 737,728           (3,819,884)                     0
Advertising Fund                                           0                       0                    0                      0
Credit Card                                                0                 117,696             (117,696)                     0
Other                                            (11,708,159)             13,626,911              201,430              2,120,182
                                              -----------------------------------------------------------------------------------
                                                 182,260,895              23,974,771          (14,670,318)           191,565,348

EXPENSES
Direct Vehicle and Operating                      27,082,500               4,693,454           (1,100,424)            30,675,530
Depreciation - Vehicles                           46,501,176               1,221,877             (859,496)            46,863,557
Depreciation - Non Vehicles                        3,268,453                  49,853                    0              3,318,306
Cost of Car Sales                                  4,139,279                       0           (4,139,279)                     0
Advertising and Promotion                         25,904,421               1,230,278           (3,315,953)            23,818,746
Occupancy                                          8,737,656                 824,766             (377,088)             9,185,334
Personnel                                         29,376,550               1,649,536           (2,725,509)            28,300,577
Insurance                                                  0                       0                    0                      0
Reservation Processing                                     0                       0                    0                      0
General and Administrative                        16,224,941                 585,627           (2,152,569)            14,657,999
Unusual Items                                              0                       0                    0                      0
Intangible Amortization                              397,579                   2,827                    0                400,406
                                              -----------------------------------------------------------------------------------
                                                 161,632,555              10,258,218          (14,670,318)           157,220,455

Earnings Before Interest and Taxes                20,628,340              13,716,553                    0             34,344,893

Interest:
Interest - Vehicles                                4,696,608              13,572,414                    0             18,269,022
Interest - Non Vehicles                              259,532                   3,872                    0                263,404
Interest Income on Restricted Cash                         0                 (62,872)                   0                (62,872)
                                              -----------------------------------------------------------------------------------
                                                   4,956,140              13,513,414                    0             18,469,554

Pre-Tax                                           15,672,200                 203,140                    0             15,875,340

Provision For Income Taxes                               (32)                169,147               (2,448)               166,667
                                              -----------------------------------------------------------------------------------

 Net Income (Loss) Before Minority
   Interest & Change in
   Accounting Principal                           15,672,232                  33,993                2,448             15,708,673

 Minority Interest (Net Of Tax)                            0                    (180)                   0                   (180)
                                              -----------------------------------------------------------------------------------

 Net Income (Loss) Before
   Change in Accounting Principal                 15,672,232                  34,173                2,448             15,708,853

 Cumulative Effect of Change in
   Accounting Principal                                    0                       0                    0                      0
                                              -----------------------------------------------------------------------------------

 Net Income (Loss)                                15,672,232                  34,173                2,448             15,708,853
                                              ===================================================================================

 Car Fees                                            (39,850)                 39,850                    0                      0
                                              -----------------------------------------------------------------------------------

 Net Income Before
   Extraordinary Item                             15,712,082     0            (5,677)               2,448             15,708,853
                                              ===================================================================================

BUDGET GROUP, INC.ET.AL.                                       CONSOLIDATING BALANCE SHEET
CASE NO. 02-12152 (MFW)                                           AS OF AUGUST 31, 2002
MOR-3

                                                                                         Budget           Budget
                                                     BGI                               Rent a Car       Rent-a-Car
                                   Budget           Shared          Budget Car       Asia-Pacific,        Caribe
Assets                            Group, Inc.    Services, Inc.     Sales, Inc.           Inc.          Corporation
                               -----------------------------------------------------------------------------------

Cash                               107,251           822,718          116,023           20,561             11,169

Restricted cash                          0                 0                0                0                  0

Notes receivable                         0                 0          602,846                0                  0
Gross receivables                  600,447        13,310,193          899,527          321,527            245,609
Allowance                         (301,293)       (4,053,279)        (540,512)        (203,138)           (77,596)
                               -----------------------------------------------------------------------------------
                                   299,154         9,256,914          961,861          118,389            168,013

Prepaids, inventories
  & deposits                    26,244,191           735,182          114,740           18,168            163,358

Vehicles held for sale                   0                 0                0                0                  0

Vehicles at cost (1)                     0                 0                0                0                  0
A/D - vehicles                           0                 0                0                0                  0
                               -----------------------------------------------------------------------------------
                                         0                 0                0                0                  0

Land                                     0                 0                0                0                  0
Buildings and leasehold
  improvements                     141,309         1,384,218          131,366                0             38,698
Furniture & equipment              759,584         6,153,459           51,182           15,458            129,929
CIP                                      0                 0                0                0                  0
                               -----------------------------------------------------------------------------------
                                   900,893         7,537,677          182,548           15,458            168,627
Accumulated depreciation          (888,943)       (6,576,545)        (166,669)         (11,468)          (133,698)
                               -----------------------------------------------------------------------------------
                                    11,950           961,132           15,879            3,990             34,929

Investments                    359,307,880                 0                1        2,189,661                  0

Other assets                             0                 0                0                0                  0

Computer software                  181,660         7,034,416          183,760                0                  0

Discontinued
  operations (net)                       0                 0                0                0                  0

Acquisition goodwill,
  franchise rights and
  other related costs,
  less amortization                 62,398                 0                0                0                  0
                               -----------------------------------------------------------------------------------

                               386,214,484        18,810,362        1,392,264        2,350,769            377,469
                               ===================================================================================

                                                         Budget               Budget
                                      Budget           Rent a Car           Rent a Car         Budget
                                    Rent-a-Car        International,         of Japan        Rent-a-Car
Assets                             Corporation            Inc.                 Inc.         Systems, Inc.
                                   ----------------------------------------------------------------------

Cash                                 90,482,132         3,121,199              6,515          7,272,454

Restricted cash                               0                 0                  0                  0

Notes receivable                     12,265,456            74,473                  0                328
Gross receivables                    11,909,823         9,070,794             85,585        229,637,642
Allowance                            (1,646,961)       (3,643,368)           (20,918)      (152,941,413)
                                   ----------------------------------------------------------------------
                                     22,528,318         5,501,899             64,667         76,696,557

Prepaids, inventories
  & deposits                          6,645,754         3,364,466              7,100         39,736,087

Vehicles held for sale                        0                 0                  0          4,051,499

Vehicles at cost (1)                          0                 0                  0         58,830,961
A/D - vehicles                                0                 0                  0         (5,407,857)
                                   ----------------------------------------------------------------------
                                              0                 0                  0         53,423,104

Land                                          0                 0                  0         21,554,433
Buildings and leasehold
  improvements                        1,561,585                 0                  0         95,478,217
Furniture & equipment                17,817,493           201,432                  0         41,495,229
CIP                                   3,064,937                 0                  0          1,310,548
                                   ----------------------------------------------------------------------
                                     22,444,015           201,432                  0        159,838,427
Accumulated depreciation            (16,055,949)         (199,778)            (3,894)       (81,021,033)
                                   ----------------------------------------------------------------------
                                      6,388,066             1,654             (3,894)        78,817,394

Investments                         430,340,790         9,035,815                  0                  0

Other assets                            467,500                 0                  0                  0

Computer software                      (791,097)                0                  0          3,274,979

Discontinued
  operations (net)                            0                 0                  0                  0

Acquisition goodwill,
  franchise rights and
  other related costs,
  less amortization                 302,929,603                 0                  0                  0
                                   ----------------------------------------------------------------------

                                    858,991,066        21,025,033             74,388        263,272,074
                                   ======================================================================

BUDGET GROUP, INC.ET.AL.                                                CONSOLIDATING BALANCE SHEET
CASE NO. 02-12152 (MFW)                                                    AS OF AUGUST 31, 2002
MOR-3
                                                                                                      Budget            Budget
                                                                   BGI                               Rent a Car       Rent-a-Car
                                                BGI               Shared          Budget Car       Asia-Pacific,        Caribe
Liabilities And Shareholders' Equity           Admin.          Services, LLC      Sales, Inc.          Inc.           Corporation
                                          ---------------------------------------------------------------------------------------
Accounts payable and
  accrued expenses                           134,347,124         2,246,833         9,773,796           11,479          1,110,089

Liability subject to
  compromise                                 813,646,480         2,579,298            48,228            7,856          2,256,194

Income taxes payable
     Current                                 290,919,584                 0                 0          (90,263)                 0
     Deferred                               (291,278,753)                0                 0                0                  0
                                          ---------------------------------------------------------------------------------------
                                                (359,169)                0                 0          (90,263)                 0

Estimated self Insurance                     103,167,533                 0                 0                0                  0

Discontinued operations
  (net liabilities)                                    0                 0                 0                0                  0

Interdivison                                          (1)                7                (2)         (21,712)                (3)
Interbranch                                            0                 0       (32,951,122)               0                  0
Intercompany (2)(3)                       (1,196,041,474)       75,653,102        98,599,646        1,880,656            667,521
                                          ---------------------------------------------------------------------------------------
Total Intercompany                        (1,196,041,475)       75,653,109        65,648,522        1,858,944            667,518


Notes payable to fleet
  lenders (1)                                         (0)                0                 0                0                  0

Commercial paper payable                               0                 0                 0                0                  0

Revolving credit                                       0                 0                 0                0                  0

Other notes                                                              0                 0                0                  0

Deferrable equity securities                           0                 0                 0                0                  0

Shareholder's equity:
     Common stock                                374,106                 0                 0                0              1,000
     Preferred stock                                   0                 0                 0                0                  0
     Paid-in-capital                         598,104,472                 0                 0                0                  0
     Paid-in-capital - stock options             218,569                 0                 0                0                  0
     Costs incurred to raise equity                    0                 0                 0                0                  0
     Foreign currency translation                      0                 0                 0                0                  0
     Treasury stock                           (1,771,365)                0                 0                0                  0
     Retained earnings:
          Beginning                          (50,624,673)      (38,421,741)      (74,078,282)         308,371         (4,068,189)
          Current Year                       (14,847,118)      (23,247,137)                0          254,382            410,857
                                          ---------------------------------------------------------------------------------------
                                             531,453,991       (61,668,878)      (74,078,282)         562,753         (3,656,332)

                                             386,214,484        18,810,362         1,392,264        2,350,769            377,469
                                          =======================================================================================

                                                                  Budget             Budget
                                                Budget           Rent a Car         Rent a Car         Budget
                                              Rent-a-Car       International,       of Japan         Rent-a-Car
Liabilities And Shareholders' Equity         Corporation           Inc.                Inc.         Systems, Inc.
                                            ---------------------------------------------------------------------

Accounts payable and
  accrued expenses                           61,260,544          5,707,230             16,863        205,782,544

Liability subject to
  compromise                                 24,442,436         12,989,148                  0         43,060,019

Income taxes payable
     Current                                          0           (494,325)           (26,880)                 0
     Deferred                                         0                  0                  0                  0
                                            ---------------------------------------------------------------------
                                                      0           (494,325)           (26,880)                 0

Estimated self Insurance                        691,656             14,810                  0            416,552

Discontinued operations
  (net liabilities)                                   0                  0                  0                  0

Interdivison                                         11                  2             21,716        (12,776,351)
Interbranch                                           0         (6,549,427)                 0                  0
Intercompany (2)(3)                          18,224,606         60,230,064                  0        803,010,248
                                            ---------------------------------------------------------------------
Total Intercompany                           18,224,617         53,680,639             21,716        790,233,897


Notes payable to fleet
  lenders (1)                                         0                  0                  0         59,990,269

Commercial paper payable                              0                  0                  0                  0

Revolving credit                                      0                  0                  0                  0

Other notes                                           0                  0                  0            622,596

Deferrable equity securities                          0                  0                  0                  0

Shareholder's equity:
     Common stock                                27,500            106,000                  0          1,665,633
     Preferred stock                                  0                  0                  0                  0
     Paid-in-capital                        777,611,844        143,511,982                  0        128,420,434
     Paid-in-capital - stock options                  0                  0                  0                  0
     Costs incurred to raise equity                   0                  0                  0                  0
     Foreign currency translation                15,385          3,259,842                  0                  0
     Treasury stock                                   0                  0                  0           (150,000)
     Retained earnings:
          Beginning                          22,657,284       (198,446,829)                 0       (605,287,103)
          Current Year                      (45,940,200)           696,536             62,689       (361,482,767)
                                            ---------------------------------------------------------------------
                                            754,371,813        (50,872,469)            62,689       (836,833,803)

                                            858,991,066         21,025,033             74,388        263,272,074
                                            =====================================================================

BUDGET GROUP, INC.ET.AL.                                                CONSOLIDATING BALANCE SHEET
CASE NO. 02-12152 (MFW)                                                    AS OF AUGUST 31, 2002
MOR-3

                                        Dayton                      Philip Jacobs
                                      Auto Lease                      Insurance     Reservation     Ryder Move          TCS
Assets                               Company, Inc   NYRAC, Inc.      Agency, Inc.  Services, Inc. Management, Inc. Properties, LLC
                                    ----------------------------------------------------------------------------------------------

Cash                                  466,443      (1,448,846)             0             845          277,029                0

Restricted cash                             0               0              0               0                0                0

Notes receivable                            0               0              0               0                0          110,000
Gross receivables                      76,577       4,826,076              0       2,857,211        3,369,705          147,645
Allowance                              (9,991)     (1,606,047)             0        (311,659)        (255,631)        (122,762)
                                    ----------------------------------------------------------------------------------------------
                                       66,586       3,220,029              0       2,545,552        3,391,103          134,883

Prepaids, inventories
  & deposits                          285,605         624,722              0         244,621          241,264                0

Vehicles held for sale                      0               0              0               0                0                0

Vehicles at cost (1)                  864,281               0              0               0                0                0
A/D - vehicles                              0               0              0               0                0                0
                                    ----------------------------------------------------------------------------------------------
                                      864,281               0              0               0                0                0

Land                                        0         115,867              0               0                0        6,679,419
Buildings and
  leasehold improvements                    0       3,776,314              0       1,441,846           34,894        6,383,202
Furniture & equipment                  60,982       2,597,133              0      10,739,306          750,034                0
CIP                                         0               0              0          80,936                0                0
                                    ----------------------------------------------------------------------------------------------
                                       60,982       6,489,314              0      12,262,088          784,928       13,062,621
Accumulated depreciation              (37,452)     (4,246,363)             0      (8,472,284)        (526,652)        (769,924)
                                    ----------------------------------------------------------------------------------------------
                                       23,530       2,242,951              0       3,789,804          258,276       12,292,697

Investments                                 0               0              0               0                0                0

Other assets                                0               0              0               0                0                0

Computer software                           0               0              0      16,338,994          284,122                0

Discontinued operations (net)               0               0              0               0                0                0

Acquisition goodwill, franchise
  rights and other related costs,
  less amortization                         0               0              0               0                0                0
                                    ----------------------------------------------------------------------------------------------

                                    1,706,445       4,638,856              0      22,919,816        4,174,765       12,427,580
                                    ==============================================================================================

BUDGET GROUP, INC.ET.AL.                                                CONSOLIDATING BALANCE SHEET
CASE NO. 02-12152 (MFW)                                                    AS OF AUGUST 31, 2002
MOR-3

                                           Dayton                     Philip Jacobs
                                         Auto Lease                     Insurance     Reservation     Ryder Move          TCS
Liabilities And Shareholders' Equity    Company, Inc   NYRAC, Inc.     Agency, Inc.  Services, Inc. Management, Inc. Properties, LLC
                                        --------------------------------------------------------------------------------------------

Accounts payable and accrued
  expenses                                173,623       1,245,832        965,055       5,443,660       1,928,879         267,431

Liability subject to compromise                 0       1,736,184              0       6,880,895       2,099,707           6,722

Income taxes payable
     Current                                    0               0              0               0               0               0
     Deferred                                   0               0              0               0               0               0
                                        --------------------------------------------------------------------------------------------
                                                0               0              0               0               0               0

Estimated self Insurance                        0               0              0               0               0               0

Discontinued operations
  (net liabilities)                             0               0              0               0               0               0

Interdivison                                    0      12,776,593              0               0            (263)              0
Interbranch                                     0               0              0               0               0      32,951,122
Intercompany (2)(3)                       (88,170)     72,780,874    (11,027,621)     16,148,129       6,181,488     (25,610,184)
                                        --------------------------------------------------------------------------------------------
Total Intercompany                        (88,170)     85,557,467    (11,027,621)     16,148,129       6,181,225       7,340,938


Notes payable to fleet
  lenders (1)                                   0               0              0               0               0               0

Commercial paper payable                        0               0              0               0               0               0

Revolving credit                                0               0              0               0               0               0

Other notes                                     0               0              0               0               0               0

Deferrable equity securities                    0               0              0               0               0               0

Shareholder's equity:
     Common stock                               0          53,690          2,250               0           1,000               0
     Preferred stock                            0         221,600              0               0               0               0
     Paid-in-capital                            0       1,642,240          6,020               0               0
     Paid-in-capital - stock options            0               0              0               0               0               0
     Costs incurred to raise equity             0               0              0               0               0               0
     Foreign currency translation               0               0              0               0               0               0
     Treasury stock                             0               0              0               0               0               0
     Retained earnings:
          Beginning                     1,375,154     (73,456,270)     9,920,156      (6,769,651)     (4,998,250)      4,491,209
          Current Year                    245,838     (12,361,887)       134,140       1,216,783      (1,036,798)        321,280
                                        --------------------------------------------------------------------------------------------
                                        1,620,992     (83,900,627)    10,062,566      (5,552,868)     (6,035,047)      4,812,489

                                        1,706,445       4,638,856              0      22,919,816       4,174,765      12,427,580
                                        ============================================================================================

BUDGET GROUP, INC.ET.AL.                                                CONSOLIDATING BALANCE SHEET
CASE NO. 02-12152 (MFW)                                                    AS OF AUGUST 31, 2002
MOR-3

                                                          Total                                    Total
                                                          Filing                                 Non-Filing      August 31, 2002
Assets                                                   Entities          Eliminations           Entities        Consolidation
                                                      --------------------------------------------------------------------------

Cash                                                    101,255,493        (178,420,650)        188,290,386         111,125,229

Restricted cash                                                   0         178,420,650                   0         178,420,650

Notes receivable                                         13,053,103                   0                   0          13,053,103
Gross receivables                                       277,358,361            (776,218)         99,538,983         376,121,126
Allowance                                              (165,734,568)                  0          (3,689,486)       (169,424,054)
                                                      --------------------------------------------------------------------------
                                                        124,953,925            (776,218)         95,849,497         219,750,175

Prepaids, inventories & deposits                         78,425,258                   0          17,623,044          96,048,302

Vehicles held for sale                                    4,051,499                   0             269,564           4,321,063

Vehicles at cost (1)                                     59,695,242          (1,678,272)      3,198,480,523       3,256,497,493
A/D - vehicles                                           (5,407,857)                  0        (579,294,427)       (584,702,284)
                                                      --------------------------------------------------------------------------
                                                         54,287,385          (1,678,272)      2,619,186,096       2,671,795,208

Land                                                     28,349,719                   0             299,600          28,649,319
Buildings and leasehold improvements                    110,371,649                   0           4,314,159         114,685,808
Furniture & equipment                                    80,771,221                   0          26,606,047         107,377,268
CIP                                                       4,456,421          (2,202,099)             25,613           2,279,935
                                                      --------------------------------------------------------------------------
                                                        223,949,010          (2,202,099)         31,245,419         252,992,330
Accumulated depreciation                               (119,110,652)                  0         (15,467,770)       (134,578,422)
                                                      --------------------------------------------------------------------------
                                                        104,838,358          (2,202,099)         15,777,649         118,413,908

Investments                                             800,874,147        (797,097,005)            211,507           3,988,649

Other assets                                                467,500                   0              39,540             507,040

Computer software                                        26,506,834           2,202,099                   0          28,708,933

Discontinued operations (net)                                     0                   0                   0                   0

Acquisition goodwill, franchise rights and other
     related costs, less amortization                   302,992,001               6,071           1,518,111         304,516,183
                                                      --------------------------------------------------------------------------

                                                      1,598,375,371        (799,545,424)      2,938,765,393       3,737,595,340
                                                      ==========================================================================

BUDGET GROUP, INC. ET.AL.                          CONSOLIDATING BALANCE SHEET
CASE NO. 02-12152 (MFW)                               AS OF AUGUST 31, 2002
MOR-3

                                                       Total                                     Total
                                                       Filing                                  Non-Filing         August 31, 2002
Liabilities And Shareholders' Equity                  Entities           Eliminations           Entities           Consolidation
                                                   ------------------------------------------------------------------------------

Accounts payable and accrued expenses                 430,280,983           (5,915,703)          65,831,073          490,196,352

Liability subject to compromise                       909,753,166                    0                    0          909,753,166

Income taxes payable
     Current                                          290,308,116            2,422,684              124,447          292,855,247
     Deferred                                        (291,278,753)                   0              921,404         (290,357,349)
                                                   -----------------------------------------------------------------------------
                                                         (970,637)           2,422,684            1,045,851            2,497,898

Estimated self Insurance                              104,290,551                    0              466,171          104,756,722

Discontinued operations (net liabilities)                       0            6,730,289                    0            6,730,289

Interdivison                                                   (2)                   0                    4                    2
Interbranch                                            (6,549,427)           2,101,543            4,447,884                    0
Intercompany                                          (79,391,115)          (5,297,898)        (247,040,796)        (331,729,809)
                                                   -----------------------------------------------------------------------------
Total Intercompany                                    (85,940,544)          (3,196,355)        (242,592,908)        (331,729,807)

Notes payable to fleet lenders                         59,990,269                    0        2,470,741,402        2,530,731,671

Commercial paper payable                                        0                    0          331,121,400          331,121,400

Revolving credit                                                0                    0           63,750,892           63,750,892

Other notes                                               622,596                    0              307,479              930,075

Deferrable equity securities                                    0                               331,729,809          331,729,809

Shareholder's equity:
     Common stock                                       2,230,180           (2,112,143)             256,070              374,107
     Preferred stock                                      221,600             (722,030)             500,430                   (0)
     Paid-in-capital                                1,649,296,992       (1,246,063,257)         194,870,737          598,104,472
     Paid-in-capital - stock options                      218,569                    0                    0              218,569
     Costs incurred to raise equity                             0                    0                    0                    0
     Foreign currency translation                       3,275,227             (583,299)          (6,041,636)          (3,349,708)
     Treasury stock                                    (1,921,365)             150,000                    0           (1,771,365)
     Retained earnings:
          Beginning                                (1,017,398,814)         452,167,819         (255,156,784)        (820,387,779)
          Current Year                               (455,573,402)          (2,423,429)         (18,064,592)        (476,061,424)
                                                   -----------------------------------------------------------------------------
                                                      180,348,987         (799,586,339)         (83,635,775)        (702,873,128)

                                                    1,598,375,371         (799,545,424)       2,938,765,393        3,737,595,340
                                                   =============================================================================

BUDGET GROUP, INC. ET.AL.
CASE NO. 02-12152 (MFW)
MOR-3

                          CONSOLIDATING BALANCE SHEET
                             AS OF AUGUST 31, 2002

Note 1
The Debtor has determined that the agreement with Nissan Motors Acceptance Corporation is a not a lease and therefore should have been recorded on Budget Rent A Car Systems Inc. Schedules as a note payable and the related vehicles as assets.

Note 2
Schedule B-15 for Budget Rent A Car International Inc. reflects accounts receivable from non-filing related parties. That receivables balance for August 31, 2002 is $58,208,788. and is reflected in the net Intercompany payable balance.

Note 3
The debentures issued by BGI to a non-filing related party, Budget Capital Trust, are recorded in Liabilities Subject to Compromise in accordance with SOP 90-7. Budget Capital Trust is the issuer of the High Tide deferrable equity securities.

                               BUDGET GROUP, INC.
                            CASE NO. 02-12152 (MFW)
                              JOINTLY ADMINISTERED
                       POST-PETITION TRADE PAYABLES AGING
                                    MOR - 4

                                         TOTAL         CURRENT    31 TO 60 DAYS   61 TO 90 DAYS  91 TO 120 DAYS    + 121 DAYS
                                       ---------      ---------   -------------   -------------  --------------    ----------

Total Post-Petition Trade Payables     4,684,252      4,646,226      174,035        (36,374)        (93,298)         (6,337)

                           BUDGET GROUP, INC., ET. AL
                            CASE NO. 02-12152 (MFW)
                              JOINTLY ADMINISTERED
                    ACCOUNTS RECEIVABLE AGING - AUGUST 2002
                                    MOR - 5

                                      Total       Current    31 to 60 days 61 to 90 days  91 to 120 days  121 to 150 days + 151 days
                                   -----------  -----------  ------------- -------------  --------------  --------------- ----------

Total Aged Receivables             150,355,988   81,930,636     8,863,744    4,431,326      2,846,000        2,048,753    50,235,529

Non-aged Subrogation Claims        107,073,797

Other Non-aged Receivables          19,928,576

TOTAL GROSS RECEIVABLES            277,358,361

BUDGET GROUP INC. ET.AL.
CASE NO. 02-12152 (MFW)
JOINTLY ADMINISTERED

              PRE-PETITION PAYMENTS THROUGH PERIOD AUGUST 31, 2002

---------------------------------------------------------------------------------------------------------------------
                          Motion                                                                           Amount
---------------------------------------------------------------------------------------------------------------------

Wages, Employee Business Expenses, Benefits, Worker's Compensation and Costs                              10,418,736

Tax Motion                                                                                                11,073,248

Franchisees, Licensees and Dealers                                                                        16,614,742

Marketing and Sales, Customer Incentive Programs                                                             508,399

Customer Accommodations                                                                                      645,524

Critical Vehicle Repair, Service and Parts                                                                   978,357

Vehicle Liability Claims                                                                                   1,678,483

Airport Authority Obligations                                                                              7,057,318

Insurance                                                                                                  2,438,128

IT Provider                                                                                                  250,261

                                                                                                   ------------------
Total Payments on Pre-Petition Obligations                                                                51,663,196
---------------------------------------------------------------------------------------------------------------------

In re BUDGET GROUP INC.  Et al.                   Case No. 02-12152 (MFW)
             Debtor                               Reporting Period: August 2002

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                        YES           NO
1.  Have any assets been sold or transferred outside the normal course of business
    this reporting period?  If yes, provide an explanation below.                                                  X
2.  Have any funds been disbursed from any account other than a debtor in possession
    account this reporting period?  If yes, provide an explanation below.                                          X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
    below.                                                                                           X
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect?  If no, provide an explanation below.                                       X

                                  EXPLANATIONS

1. Pursuant to Court Order, the Debtors maintained their existing bank accounts. A list of the 135 bank accounts and the ledger balance as of the end of this reporting period are attached as MOR-1A

                                  ATTESTATION

1. All bank accounts have been reconciled to the general ledger as of the end of this reporting period.

2. The Debtors have timely filed and paid all fiduciary tax returns including federal, state and local payroll, sales, and use taxes, and all income and franchise taxes due during this period.

3.  All required insurance coverage is in effect.

4.  The Schedule of Operating Status by Entity is true and correct.

         I declare under penalty of perjury that the above information is true and correct to the best of my knowledge, information and belief.



                                             /s/ Thomas L. Kram
                                 ----------------------------------------------
                                    Thomas L. Kram, Vice President, Controller
Dated: 11-6-02

Address: 4225 Naperville Rd. Lisle, IL  60532
Telephone: (630) 955-7230